                                                                  EXHIBIT (9)(c)

                                   APPENDIX A
                                     to the
                            ADMINISTRATION AGREEMENT
                                    between
                            Compass Capital Funds(R)
                          (previously The PNC(R) Fund)
                                      and
                                   PFPC Inc.
                                      and
                           Compass Distributors, Inc.

--------------------------------------------------------------------------------

Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

U.S. Treasury Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

New Jersey Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Ohio Municipal Money Market Portfolio (Institutional Shares, Services Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Pennsylvania Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

North Carolina Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Virginia Municipal Money Market Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Managed Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Intermediate Government Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

New Jersey Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Ohio Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Pennsylvania Tax-Free Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Government Income Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Core Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Low Duration Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Intermediate Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Bond Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Multi-Sector Mortgage Securities Portfolio III (Institutional Shares)

Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Index Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Small Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Balanced Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Small Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)
Select Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

International Emerging Markets Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Mid-Cap Growth Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

Mid-Cap Value Equity Portfolio (Institutional Shares, Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares)

BlackRock Non-Dollar Portfolio I (Institutional Shares)

BlackRock Non-Dollar Portfolio II (Institutional Shares)


Agreed to and accepted as of ________________, 1997

COMPASS CAPITAL FUNDS

By:_______________________________________


PFPC INC.

By:_______________________________________

COMPASS DISTRIBUTORS, INC.

By:_______________________________________

                                   APPENDIX B
                                   ----------

                          Administration Fees Payable
                     With Respect to Compass Capital Funds

          Portfolios                    Administration Fees
          ----------                    -------------------

 Managed Income, Core Bond,             Administrators are entitled to
 Intermediate Government Bond,          receive a combined fee, computed
 Tax-Free Income, New Jersey Tax-Free   daily and payable monthly, at an
 Income, Ohio Tax-Free Income,          annual rate of .20% of the first $500
 Pennsylvania Tax-Free Income, Low      million of each Portfolio's average
 Duration Bond, Intermediate Bond,      daily net assets; .18% of the next
 International Bond, Multi-Sector       $500 million of each Portfolio's
 Mortgage Securities Portfolio III,     average daily net assets; .16% of the
 Government Income, BlackRock           next $1 billion of each Portfolio's
 Non-Dollar Portfolio I and BlackRock   average daily net assets; and .15% of
 Non-Dollar Portfolio II Portfolios.    each Portfolio's average daily net
                                        assets in excess of $2 billion.

 Money Market, Municipal Money Market,  Administrators are entitled to
 U.S. Treasury Money Market, Ohio       receive a combined fee, computed
 Municipal Money Market, New Jersey     daily and payable monthly, at an
 Municipal Money Market, Pennsylvania   annual rate of .15% of the first $500
 Municipal Money Market, North          million of each Portfolio's average
 Carolina Municipal Money Market and    daily net assets; .13% of the next
 Virginia Municipal Money Market        $500 million of each Portfolio's
 Portfolios.                            average daily net assets; .11% of the
                                        next $1 billion of each Portfolio's
                                        average daily net assets and .10% of
                                        each Portfolio's average daily net
                                        assets in excess of $2 billion.

 Value Equity, Growth Equity, Small     Administrators are entitled to
 Cap Value Equity, International        receive a combined fee, computed
 Equity, Index Equity, Balanced,        daily and payable monthly, at an
 Small Cap Growth Equity, Select        annual rate of .20% of the first $500
 Equity, Mid-Cap Value Equity,          million of each Portfolio's average
 Mid-Cap Growth Equity                  daily net assets; .18% of the next
 and International Emerging Markets     $500 million of each Portfolio's
 Portfolios.                            average daily net assets; .16% of the
                                        next $1 billion of each Portfolio's
                                        average daily net assets; and .15% of
                                        each Portfolio's average daily net
                                        assets in excess of $2 billion.




Agreed to and accepted as of _____________,1997:

COMPASS CAPITAL FUNDS

By: _________________________

PFPC INC.

By: _________________________

COMPASS DISTRIBUTORS, INC.

By: _________________________